UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
August 19, 2005
Date of Report (Date of earliest event reported)
Commission file number 0-19528
QUALCOMM Incorporated
(Exact name of registrant as specified in its charter)

Delaware	95-3685934
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)
5775 Morehouse Drive
San Diego, California	92121-1714
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (858) 587-1121

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

QUALCOMM INCORPORATED
Form 8-K

Page
Item 8.01. Other Events	3
Item 9.01. Financial Statements and Exhibits	3
Signatures	4
Index to Exhibits	4
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2

Item 8.01. Other Events
     QUALCOMM Incorporated (the “Company”) is filing this current report on Form 8-K concurrent with the filing of a Registration Statement on Form S-4 related to its acquisition of Flarion Technologies, Inc. Note 10 in the financial statements contained as an exhibit to this current report on Form 8-K has been adjusted to reflect the segment reporting structure adopted by the Company in fiscal 2005. No other adjustments or revisions were made to these financial statements.
     In its Form 10-Q filing for the quarter ended December 26, 2004, the Company adjusted its segment presentation due to changes made to the Company’s reporting structure during the first quarter of fiscal 2005. Effective as of the beginning of fiscal 2005, the Company presents the operating results of its wireless multimedia operator subsidiary, MediaFlo USA, Inc., in the QSI segment. The operating expenses related to the wireless multimedia operator business were included in reconciling items through the end of fiscal 2004. Also effective as of the beginning of fiscal 2005, the Company reorganized a division in the QWI segment that develops and sells test tools to support the design, development, testing and deployment of infrastructure and subscriber products into the QCT segment. The Company has reported its 2005 quarterly results reflecting the reorganized segments and also adjusted the fiscal 2004 quarterly results in the Company’s 2005 quarterly reports on Form 10-Q.
     This current report on Form 8-K includes the Financial Statements in the Annual Report on Form 10-K for the fiscal year ended September 26, 2004 (“the Annual Report”), giving effect to the new segment reporting structure. The Report of the Independent Registered Public Accounting Firm that is contained in Exhibit 99.1 refers to Management’s Report on Internal Control Over Financial Reporting. For ease of reference, the Company is reprinting without revision, the content of Management’s Report on Internal Control Over Financial Reporting as Exhibit 99.2 to this current report on Form 8-K.
     The revisions to Note 10 in the financial statements have been made solely to reflect the Company’s newly adopted segment reporting structure. The Company has not revised its disclosures, however, to reflect events or occurrences since the date of the Annual Report. Investors should note that the Company continually evaluates its ongoing disclosures for clarity, to facilitate investors’ understanding of the Company’s business and to ensure that its disclosures reflect managements’s view of the Company’s business as of the date of its filings with the Securities and Exchange Commission (the “SEC”). Accordingly, although the revisions to the Annual Report present management’s view of the Company’s business as of the date of the Annual Report, investors should expect future reports and other filings with the SEC to describe the Company’s business, operations, products, strategies and the associated risks the Company faces based on its evaluation of those matters as of the date of those subsequent filings.
Item 9.01. Financial Statements and Exhibits
(c) Exhibits
23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm

99.1	Adjusted Item 8. Financial Statements and Supplementary Data — Annual Report on Form 10-K for the year ended September 26, 2004

99.2	Management’s Report on Internal Control Over Financial Reporting

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on it’s behalf by the undersigned hereunto duly authorized.

Date: August 19, 2005
QUALCOMM Incorporated

By: /s/ William E. Keitel William E. Keitel
Executive Vice President and Chief Financial Officer
INDEX TO EXHIBITS

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm

99.1	Adjusted Item 8. Financial Statements and Supplementary Data — Annual Report on Form 10-K for the year ended September 26, 2004

99.2	Management’s Report on Internal Control Over Financial Reporting